                                                                    EXHIBIT 10.3


                                 AMENDMENT NO. 1
                                       TO
                             DISTRIBUTION AGREEMENT

          This Amendment No. 1, effective as of December 22, 2000, is to that certain Distribution Agreement (the "Agreement"), dated as of January 5, 2000, by and between MacroPore, Inc., a Delaware corporation ("MacroPore") and Medtronic, Inc. ("Medtronic"), a Minnesota corporation.

          WHEREAS, MacroPore and Medtronic desire to amend the Agreement as set forth below.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, hereby agree as follows:

     1.   Section 7.1 (Prices) of the Agreement is hereby amended by deleting
Section 7.1 in its entirety and inserting the following in its place.

          "Section 7.1)    PRICES

          (a) Unless and until otherwise mutually agreed upon by the parties in writing, the purchase price per unit to Medtronic (the "Transfer Price") under this Agreement shall be based on the price list in effect at the time of MacroPore's receipt of the order from Medtronic (the "Price List") as set forth on Exhibit B; PROVIDED, HOWEVER, that the Transfer Price for all Product sales from MacroPore to Medtronic from January 5, 2000 to the date hereof shall be the Transfer Price as set forth on Exhibit
              B. MacroPore established the attached Price List based on [***] of the average selling price per unit for each Product, excluding any sales, use or excise tax, freight, duty or insurance included therein, during the six-month period immediately prior to the date of the Price List.

          (b) The Price List shall be reviewed by MacroPore and Medtronic on the six month anniversary of the date hereof and every six months thereafter (the "Six Month Review"), with any changes in these prices to take effect upon delivery of the revised Price List to Medtronic. MacroPore shall prepare the revised Price List, to be prepared after each Six Month Review, on the same basis as the initial Price List.

          (c) New products may be added to the Price List at any time by 30 day prior written notice to Medtronic. In the event that a new Product is added to the Price List, the Transfer Price shall be based on [**] of the estimated selling price per unit for such Product until the next Six Month Review.


PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

          (d) In the event sales of a Product already on the Price List were inadequate to establish an average selling price during the previous six month period, MacroPore shall set the Transfer Price based on [***] of the estimated selling price per unit for such Product, which price may be based on the Transfer Price for that Product from the previous Price List.

          (e) In the event MacroPore and Medtronic's review of the Price List results in a change to the Transfer Price for any of the Products on the Price List, all such changes will apply to the Transfer Price of future sales of that Product and shall not be applied retroactively to previous sales of that Product to Medtronic. Separate Transfer Prices will be established for sales in the United States and for sales in the international market. The prices for customized products are not included in the Price List but shall be determined in accordance with
              Section 5.7 herein."

     2. The Agreement is hereby amended by inserting Exhibit B attached hereto immediately after Exhibit A to the Agreement.

     3. Except as amended hereby, the Agreement shall remain unchanged and in full force and effect.

     4. This Amendment No. 1 and the Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede any and all prior agreements and undertakings, oral or written, concerning the subject matter hereof. This Agreement may not be changed or terminated orally, and may only be changed or terminated by a writing signed by the party against whom such change or termination is sought.

     5. This Amendment No. 1 may be executed in any number of counterparts and by facsimile, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                        *  *  *  *  *  *

         IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed by the parties as of the date first set forth above.


                             MACROPORE, INC.,
                             a Delaware corporation


                             By:   /s/ Charles E. Galetto
                                   ------------------------
                             Name: Charles E. Galetto
                             Its:  VP - Finance


                             MEDTRONIC, INC.,
                             a Minnesota corporation


                              By:  /s/ Michael D. Ellwein
                                   ------------------------
                              Name: Michael D. Ellwein
                              Its:  VP and Chief Development Officer

                                    EXHIBIT B
                                   PRICE LIST


MacroPore, Inc. Master Product
     Library - Pricing

Version - 1 - 12/22/00

------------------------------------------------------------------------------------------------------
CATALOG   DESCRIPTION   UNIT OF    SYSTEM   MEDTRONIC     U.S.A.    INTERNATIONAL    SAMPLE     SAMPLE
NUMBER                  MEASURE             LIST PRICE   TRANSFER     TRANSFER       CATALOG    PRICE
                                                          PRICE        PRICE         NUMBER
------------------------------------------------------------------------------------------------------
[***]       [***]        [***]      [***]     [***]        [***]        [***]         [***]      [***]

FOUR PAGES OF THE PRICE LIST HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL, MARKED AS [***], HAS BEEN FILED SEPARATELY WITH THE SEC.